Principal Exchange-Traded Funds
Supplement dated March 30, 2022
to the Prospectus dated November 1, 2021
(as previously supplemented)

FUND SUMMARY FOR PRINCIPAL U.S. MEGA-CAP ETF
The Principal U.S. Mega-Cap ETF is currently considered passively managed because it seeks performance results that closely correspond, before expenses, to those of an underlying index. Additionally, the Fund is subject to a fundamental investment restriction relating to industry concentration that is tied to its underlying index. At its December 2021 meeting, the Fund's Board approved a proposal for the Fund to become actively managed. As a result, the Board also approved amending the fundamental investment restriction relating to industry concentration and recommended that the Fund's shareholders vote in favor of the change at a shareholder meeting to be held May 24, 2022.
Subject to such shareholder approval, as well as to Securities and Exchange Commission Staff comments that the Fund may receive with respect to related amendments to the Fund's registration statement, the Fund expects that the following changes will be effective on or about June 10, 2022, when the Fund expects to begin transitioning to active management:
Delete the Objective and replace with the following:
Objective:     The Fund seeks long-term growth of capital.
Add the following at the end of the Portfolio Turnover section:
The Fund's transition to active management may cause it to experience an abnormally high level of portfolio turnover during the period of the transition.
Delete the Principal Investment Strategies and replace with the following:
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of companies with very large ("mega") market capitalizations at the time of purchase. For this Fund, companies with mega capitalizations are those with market capitalizations in the top 50th percentile of the S&P 500 Index at the time of purchase. As of December 31, 2021, the market capitalization range of the companies in the S&P 500 Index was between approximately $8 billion to $1.69 trillion.
For security selection and portfolio construction, Principal Global Investors, LLC (“PGI”) uses a proprietary quantitative model. The model is designed to identify equity securities of companies in the S&P 500 Index that have the largest market capitalizations, while typically applying higher weight to securities that PGI determines are less volatile. The Fund invests in equity securities of different styles (growth or value).
The Fund’s holdings are expected to be rebalanced at least annually. However, PGI may make any adjustments to the model and Fund holdings at its discretion. In constructing and revising the model and managing the Fund’s investments, PGI uses insights from diverse sources, including external research, to develop and refine its investment themes and identify and take advantage of trends that may impact the Fund and its holdings.
The Fund invested significantly in one or more industries within the information technology sector as of June 30, 2021.
Note: "Standard & Poor's 500" and "S&P 500®" are trademarks of S&P Global and have been licensed by Principal. The Fund is not sponsored, endorsed, sold, or promoted by S&P Global and S&P Global makes no representation regarding the advisability of investing in the Fund.

Under Principal Risks, delete the Index Fund Risk and Industry Concentration Risk, and replace with the following in alphabetical order:
Model Risk. Because PGI uses quantitative models to select and hold securities, the Fund may hold securities that present risks that an investment advisor researching individual securities might seek to avoid. Moreover, models may be predictive in nature and depend heavily on the accuracy and reliability of historical data that is supplied by others and may be incorrect or incorrectly input. The Fund bears the risk that the quantitative models used will not be successful in identifying trends or in determining the size and direction of investment positions that will enable the Fund to achieve its investment objective.
Under Performance, add the following before the Total Returns as of December 31 bar chart, and as a footnote to the Average Annual Total Returns table:
Prior to June 10, 2022, the objective and strategy of the Fund differed from its current objective and strategy. Accordingly, performance of the Fund for periods prior to that date may not be representative of the performance the Fund would have achieved had the Fund been following its current objective and strategy.
Under Performance, add the following row to the Average Annual Total Returns table (table heading is included here for clarity):

Average Annual Total Returns (Based on NAV)
For the periods ended December 31, 2020
	1 Year	Life of Fund
S&P 500 Index (reflects no deductions for fees, expenses, or taxes)	18.40%	14.90%
Under Performance, add the following at the end of the section:
Effective June 10, 2022, the Fund changed its primary broad-based index to the S&P 500 Index in connection with the Fund's change to an actively managed Fund. Prior to that date, the Fund was passively managed to correspond to the Nasdaq US Mega Cap Select Leaders Index.
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